UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 19, 2009

SAKS INCORPORATED

Tennessee	1-13113	62-0331040
(State or Other Jurisdiction of Incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, New York, New York 10017

(212) 940-5305

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 19, 2009, Saks Incorporated (the “Company”) issued a news release, announcing the Company’s results of operations and financial condition for the first quarter ended May 2, 2009. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2009, the Company announced a wage reduction plan. As part of that plan, the Company’s Human Resources and Compensation Committee approved a base salary reduction of 7% for Chairman and Chief Executive Officer, Stephen Sadove, and President and Chief Merchandising Officer, Ronald Frasch, and 5% for the Company’s other named executive officers pursuant to Item 402(a)(3) of Regulation S-K. These salary reductions are effective as of June 1, 2009. These executives have accepted these salary reductions and waived, in this instance, the restrictions in their respective employment agreements that their base salaries cannot be reduced at any time below the then-current levels.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2009	SAKS INCORPORATED

	By:	/s/ Kevin G. Wills
	Name:	Kevin G. Wills
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Saks Incorporated May 19, 2009 news release announcing results of operations and financial condition for the first quarter ended May 2, 2009.